UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1.	Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

AMT-FREE NEW YORK MUNICIPAL FUND

ANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	10.28%	5.04%	7.93%
5-Year	5.10	4.08	4.67
10-Year	4.57	4.06	4.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Performance Discussion

Investors in Oppenheimer Rochester AMT-Free New York Municipal Fund earned highly competitive levels of tax-free income during the 12 months ended September 30, 2014: The Fund’s Class A dividend yield was 5.65% at net asset value (NAV) at the end of this reporting period, the taxable equivalent yield for the same share class was 9.77% (10.20% for New York City residents), and distributions during this reporting period totaled 63.5 cents per Class A share. At 10.28%, the 1-year total return at NAV for this Fund’s Class A shares outperformed the Barclays Municipal Bond Index, its benchmark, by 235 basis points.

MARKET OVERVIEW

In this reporting period, the Federal Reserve continued to clarify its position about what economic conditions would have to exist for it to consider ending its economic stimulus plan and changing the Fed Funds target rate, which has been set between zero and 0.25% for nearly 6 years.

A sell-off occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.46% at the end of this reporting period. At 5.65%, the distribution yield (at NAV) for this Fund’s Class A shares was 219 basis points higher than the category average.

information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” (This sell-off was similar to the one that had

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.65%

Dividend Yield with sales charge	5.38

Standardized Yield	5.04

Taxable Equivalent Yield	9.77

Last distribution (9/23/14)	$0.053

Total distributions (10/1/13 to 9/30/14)	$0.635

Endnotes for this discussion begin on page 15 of this report

3 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

occurred in June 2013, when statements by then-chairman Ben S. Bernanke were also seen as indicative of near-term rate changes.)

In September 2014, the Fed stated that it plans to keep the Fed Funds target rate at its current level “for a considerable time” after its economic stimulus program ends. Markets were rattled late in the previous reporting period when Chairman Yellen said that “considerable time” could mean 6 months. During this reporting period, she clarified that any future decisions about rate changes would be “data dependent” and not necessarily based on a specific calendar target. Even after the goals of maximum employment and 2% inflation are reached, the Fed anticipates global economic conditions may necessitate keeping the Fed Funds rate below “normal” levels for some time.

The Fund reminds investors that longer-term interest rates are determined by the marketplace and not necessarily by a change in the Fed Funds rate.

Late in this reporting period, the Fed announced its plans to reduce and most likely end quantitative easing, its effort to stimulate the economy by adding billions of dollars’ worth of bonds to its holdings of mortgage-backed and Treasury securities.

During calendar year 2013, the Fed was spending $85 billion a month to purchase these types of securities for its portfolio.

Officials began reducing their monthly purchases of these securities in January 2014 and, as of September 30, 2014, had not set an end date for this stimulus program. According to the Federal Open Market Committee (FOMC) statement released in mid-September, the Fed planned to buy agency mortgage-backed securities in October at a reduced pace of $5 billion per month, rather than $10 billion per month, and longer-term Treasury securities at a reduced pace of $10 billion per month, rather than $15 billion per month. This move is the latest in the Fed’s ongoing efforts to help keep long-term borrowing costs low.

The FOMC said it will closely monitor information on economic and financial developments in the coming months and that it will continue a reduced rate of purchases of Treasury and mortgage-backed securities until the “outlook for the labor market improves substantially in the context of price stability.” It is believed by many Fed watchers that an announcement about the end of quantitative easing might occur after the FOMC’s October 2014 meeting.

Our investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income during the current economic conditions.

On September 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.31%, down 95 basis points from

4 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

September 30, 2013. The average yield on 10-year, AAA-rated muni bonds on September 30, 2014, was 2.19%, down 51 basis points from the September 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 15 basis points from the September 2013 date.

In New York State, Governor Andrew Cuomo and state legislators announced the passage of the state’s budget for fiscal year 2015 on March 31, 2014, marking the fourth consecutive on-time budget. The $138 billion spending plan earmarked $300 million for pre-kindergarten in New York City and called for the state to redirect $40 million from transit operations to pay for debt service on $2.4 billion of bonds issued by the Metropolitan Transit Authority (MTA) in 2002. Overall, the state’s annual spending is expected to be 2% higher in fiscal 2015 than it was in fiscal 2014, which ended March 31, 2014.

Also in March, the governor unveiled a $5 billion “transportation resiliency” plan that would help the MTA prepare for and better withstand future weather-related emergencies, such as those caused by Hurricane Sandy in 2012. Protecting the railroad infrastructure that brings Metro-North commuters into Manhattan will be a cornerstone of the project. “Our response to the billions in damage Superstorm Sandy caused our transportation system is to build back stronger, better and smarter than before,” the governor said, according to The Bond Buyer.

Suffolk County, which officials have cited as one of the most fiscally distressed municipalities in the state, was also in the news at the beginning of calendar year 2014. In late March, just before the county issued $70 million in General Obligation (G.O.) debt to refund earlier loans, Moody’s Investors Service lowered its credit rating for the county’s G.O. debt to A3, from A2. (G.O. debt is backed by the full faith and taxing authority of state and local governments. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates.) While Moody’s decision reflected its concerns about the county’s reliance on a variety of short-term measures to raise revenues, Standard & Poor’s and Fitch Ratings kept their ratings at A-plus and A, respectively.

Citing the strong fiscal management of Governor Cuomo, S&P raised New York’s credit rating to AA-plus, from AA, in July 2014. With this upgrade, New York returned to its highest S&P rating since 1972, when Nelson Rockefeller was governor. Moody’s and Fitch also elevated their state ratings this reporting period to Aa1 and AA-plus, respectively.

Officials believe that the Empire State will post a record surplus of $4.2 billion, derived in part by legal settlements with Wall Street banks. The budget update released near the end of the reporting period showed tax collections were $1.3 billion ahead of

5 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

projections in the first quarter of fiscal year 2015. New York State Comptroller Thomas P. DiNapoli noted that state coffers had been bolstered by nearly $3.5 billion from financial settlements since the budget was enacted, stating “The current state fiscal year is nearly half over, and the state’s cash position is strong. Settlements have already brought the state more than $3 billion, and more is on the way. The level of tax receipts is important for purposes of ongoing budget balance, and we are seeing positive numbers there as well.”

In New York City, Bill de Blasio was sworn into office on January 1, 2014, replacing three-term Mayor Michael Bloomberg, whose policies helped the city achieve a fiscal 2014 surplus of $2.4 billion. In late

June 2014, the new mayor and the City Council agreed on $75 billion, “social-justice themed” budget for fiscal year 2015. The budget called for a 7% increase in spending and included funding for a newly ratified, 9-year contract with the United Federation of Teachers. We note that spending increases have the potential to put a municipality’s credit rating at risk for downgrade. Mayor de Blasio’s $100 million proposal for an additional 1,000 police officers was downsized by the Council, which approved $6.2 million to hire 200 civilian administrative aides instead.

In the first few months of calendar year 2014, the New York City Municipal Water Finance Authority came to market with $548 billion of refunding bonds, $68 million

6 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

more than initially planned. S&P upgraded the MTA to AA-minus, from A-plus, at the end of June 2014, which helped spur the sale of $396 million in transportation revenue bonds. In July 2014, the New York City Transitional Finance Authority’s $675 million revenue bond sale was 2x oversubscribed after a supply drought the surrounding weeks left investors hungry for large, big-name deals.

New York City’s five public employee pension funds achieved a 17.4% investment return for fiscal 2014, marking one of the strongest years of returns for the pension funds. Over the past 5 years, the pension funds have had an annualized rate of return of 13.4% and a 10-year annualized return of 7.59%; the actuarial assumed rate of return is 7%.

During this reporting period, media coverage about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

7 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 460 securities as of September 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 4% in Lipper’s New York Municipal Debt Funds category as of September 30, 2014. At 5.65% on that date, it was 219 basis points higher than the category average, which was 3.46%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.77%, based on the Fund’s standardized yield as of September 30, 2014, and the current top federal and New York State income tax rates. For investors in New York City’s top tax bracket, a taxable investment would have had to yield more than 10.20% to provide a greater benefit than an investment in this Fund. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A shares, which paid a dividend of 5.2 cents per share in the first month of this reporting period, paid 5.3 cents per share in the remaining 11 months of this reporting period. In all, the Fund distributed 63.5 cents per Class A share this reporting period.

As of September 30, 2014, municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 23.4% of the Fund’s total assets. This sector was the strongest contributor to the Fund’s performance for the reporting period. About 95% of the Fund’s tobacco bonds were issued in New York State; the rest of the securities were issued in Puerto Rico and, as such, are not affected by the island’s economic conditions.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

8 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.5% of the Fund’s net assets at the end of this reporting period. (Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by MSA proceeds and included in this Fund’s tobacco holdings, as discussed earlier in this report.)

The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. The Fund’s holdings of bonds issued in Puerto Rico contributed favorably to the Fund’s performance this reporting period.

In recent years, first-term Governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño, by strengthening the island’s balance sheet, cutting government payrolls, enacting comprehensive pension reforms, and raising revenues via tax rate changes and improved enforcement.

Many of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. securities represented 8.1% of the Fund’s total assets at the end of this reporting period and contributed favorably to the

Fund’s performance. The Fund’s G.O. holdings also include bonds issued by many municipalities in the Empire State and by the Northern Marianas, a U.S. territory.

Most of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 7.8% of the Fund’s total assets as of September 30, 2014, and included bonds issued by the NYC Transitional Finance Authority and by the U.S. territory of Guam. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. As was the case overall for the Fund’s Puerto Rico holdings, investments in this sector contributed favorably from the Fund’s overall performance this reporting period.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act,

9 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

As of September 30, 2014, the Fund’s holdings in the electric utilities sector included bonds issued by PREPA. In all, the electric utilities sector represented 6.3% of the Fund’s total assets. While the Fund’s investments in PREPA bonds detracted from performance, the sector as a whole contributed favorably to the Fund’s total return this reporting period. We believe this demonstrates the importance of building portfolios that have a large and diverse set of holdings.

All of the Fund’s holdings in the sewer utilities sector were issued by PRASA. These securities, which constituted 2.0% of the Fund’s total assets as of September 30, 2014, contributed favorably to Fund performance this reporting period.

Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Media coverage in the first 3 months of this reporting period led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Although prices of Puerto Rico’s muni bonds declined again partway through this reporting period amid discussions of debt restructuring, G.O.s and PREPA bonds rallied during the last quarter of this reporting period; sales tax revenue bonds, for the most part, failed to do so.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

10 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Fund continued to be invested in the higher education sector as of September 30, 2014, representing 12.1% of the total assets. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Higher education was a positive contributor to Fund performance this reporting period.

As of September 30, 2014, the Fund was invested in the hospital/healthcare sector, which totaled 8.6% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

As of September 30, 2014, the Fund’s holdings in municipal bonds issued by water utilities represented 5.1% of total assets and contributed positively to Fund performance.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 4.0% of total assets as of September 30, 2014. The bonds in this sector are used to build and maintain roadways and highway amenities. The sector enhanced Fund performance this reporting period.

Several sectors in which the Fund maintained relatively smaller investments as of September 30, 2014, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors including: highway and commuter facilities, not-for-profit organizations, real estate management and development, adult living facilities, municipal leases, student housing, education and tax increment financing (TIFs).

Government appropriation bonds represented less than one-half of 1% of the Fund’s total assets as of September 30, 2014, and theirs was the only sector that detracted from Fund performance this reporting period.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to this Fund and to funds across the industry during this reporting period as the prices of high-grade municipal securities rose. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period.

As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that

11 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30,

2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds are once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

12 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Rochester Way, we believe,

distinguishes our approach to municipal

investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E.

Willis, Mark R. DeMitry, Michael L. Camarella,

Charles S. Pulire and Elizabeth S. Mossow.

13 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco-Master Settlement Agreement	23.4%
Higher Education	12.1
Hospital/Healthcare	8.6
General Obligation	8.1
Sales Tax Revenue	7.8
Electric Utilities	6.3
Water Utilities	5.1
Highways / Commuter Facilities	4.0
Not-for-Profit Organizations	3.7
Real Estate Management & Development	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	5.3%	0.1%	5.4%
AA	21.9	0.0	21.9
A	10.7	0.2	10.9
BBB	17.6	5.1	22.7
BB or lower	29.9	9.2	39.1
Total	85.4%	14.6%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

14 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/14
	Without Sales Charge	With Sales Charge
Class A	5.65%	5.38%
Class B	5.53
Class C	4.99
Class Y	5.85

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS

For the 30 Days Ended 9/30/14		As of 9/30/14
Class A	5.04%	Class A	9.77%
Class B	5.12	Class B	9.92
Class C	4.57	Class C	8.86
Class Y	5.52	Class Y	10.70

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	10.28%	5.10%	4.57%	6.72%
Class B (ONYBX)	3/1/93	9.41	4.22	4.06	4.70
Class C (ONYCX)	8/29/95	9.43	4.31	3.77	4.28
Class Y (ONYYX)	1/31/11	10.54	N/A	N/A	8.46

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	5.04%	4.08%	4.06%	6.55%
Class B (ONYBX)	3/1/93	4.41	3.89	4.06	4.70
Class C (ONYCX)	8/29/95	8.43	4.31	3.77	4.28
Class Y (ONYYX)	1/31/11	10.54	N/A	N/A	8.46

15             OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.053 for the 28-day accrual period ended September 23, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 23, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of

16             OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

$0.0520, $0.0468 and $0.0550, respectively, for the 28-day accrual period ended September 23, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt funds category is based on 103 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New York State tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$ 1,000.00	$ 1,057.00	$ 5.07
Class B	1,000.00	1,053.50	8.53
Class C	1,000.00	1,054.00	8.95
Class Y	1,000.00	1,059.10	3.83

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.16	4.97
Class B	1,000.00	1,016.80	8.38
Class C	1,000.00	1,016.39	8.78
Class Y	1,000.00	1,021.36	3.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.65
Class C	1.73
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2014

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—106.6%
New York—85.0%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)	5.625%	12/01/2034	$ 702,100
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	122,920
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	200,652
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875	07/01/2041	1,116,820
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375	07/01/2026	559,430
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625	07/01/2031	558,280
2,900,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2031	2,999,557
560,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2037	576,117
150,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2032	150,139
100,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2037	99,067
285,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2027	286,730
100,000	Albany, NY IDA (New Covenant Charter School)[1]	7.000	05/01/2025	1,252
505,000	Albany, NY IDA (Sage Colleges)	5.250	04/01/2019	504,985
3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,618,429
1,000,000	Albany, NY IDA (St. Peter’s Hospital)	5.500	11/15/2027	1,108,540
1,380,000	Albany, NY IDA, Series B	5.750	11/15/2032	1,535,360
1,365,000	Albany, NY IDA, Series D	5.750	11/15/2027	1,527,872
4,155,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	4,181,426
9,005,000	Brookhaven, NY IDA (Dowling College)	6.750	11/01/2032	9,013,375
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	250,462
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	350,647
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375	10/01/2041	297,729
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000	10/01/2031	152,868
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,794,846
1,200,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,281,924
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,656,876
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	776,760
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,309,444
780,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	777,964
140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	152,425
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	304,281
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	47,008

20 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$50,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2038	$ 52,216
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,785
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	46,967
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	57,353
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	62,548
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	52,200
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	57,353
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	31,544
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	31,488
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,342
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,591
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	36,616
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,860
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	36,671
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	36,638
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2034	106,785
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2039	105,730
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.000	05/01/2023	207,724
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.100	05/01/2031	535,148
75,000	Chautauqua County, NY Tobacco Asset Securitization Corp.	6.750	07/01/2040	74,653
140,000	Coeymans, NY Fire District	5.000	10/15/2026	142,871
135,000	Coeymans, NY Fire District	5.000	10/15/2025	137,855
130,000	Coeymans, NY Fire District	5.000	10/15/2024	132,877
840,000	Colonie, NY GO	6.000	04/01/2033	961,094
1,040,000	Colonie, NY GO	6.000	04/01/2032	1,189,926
25,000	Deerfield, NY GO	5.600	06/15/2031	25,705
25,000	Deerfield, NY GO	5.600	06/15/2032	25,688
25,000	Deerfield, NY GO	5.600	06/15/2029	25,750
25,000	Deerfield, NY GO	5.600	06/15/2030	25,730
30,000	Deerfield, NY GO	5.600	06/15/2035	30,785
35,000	Deerfield, NY GO	5.600	06/15/2036	35,911
30,000	Deerfield, NY GO	5.600	06/15/2033	30,811
30,000	Deerfield, NY GO	5.600	06/15/2034	30,815
15,000	Deerfield, NY GO	5.500	06/15/2023	15,533
15,000	Deerfield, NY GO	5.500	06/15/2024	15,524
15,000	Deerfield, NY GO	5.500	06/15/2021	15,601
15,000	Deerfield, NY GO	5.500	06/15/2022	15,565
20,000	Deerfield, NY GO	5.600	06/15/2027	20,623
20,000	Deerfield, NY GO	5.600	06/15/2028	20,616
20,000	Deerfield, NY GO	5.500	06/15/2025	20,658
20,000	Deerfield, NY GO	5.600	06/15/2026	20,636
6,135,000	Dutchess County, NY IDA (Bard College)	5.000	08/01/2046	6,171,871
7,750,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	7,109,850
570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)	6.000	10/01/2030	594,595

21 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750%		07/01/2040	$111,351
450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750		07/01/2030	509,580
250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.250		07/01/2025	283,750
1,230,000	East Hampton, NY Town Hsg. Authority	6.500		05/01/2034	1,429,961
130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	131,286
265,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2030	309,292
225,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2031	261,004
135,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2032	155,640
500,000	Erie County, NY IDA (Charter School Applied Tech)	6.875		06/01/2035	511,175
405,000	Erie County, NY IDA (Global Concepts Charter School)[2]	6.250		10/01/2037	424,318
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,564,908
180,000	Erie County, NY IDA (Orchard Park CCRC)	5.000		11/15/2014	180,670
950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	951,320
1,490,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	1,494,291
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	22,630,626
36,435,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2038	29,239,816
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[3]	06/01/2055	828,000
55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[3]	06/01/2050	1,338,660
110,000	Essex County, NY IDA (North Country Community College Foundation)	5.300		06/01/2035	110,756
60,000	Franklin County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	60,752
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	815,359
70,000	Hempstead Village, NY GO	5.000		09/15/2026	72,042
70,000	Hempstead Village, NY GO	5.000		09/15/2025	72,183
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	397,925
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.750		07/01/2039	1,084,220
5,600,000	Hudson Yards, NY Infrastructure Corp.	5.750		02/15/2047	6,470,632
1,425,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	1,468,334
2,335,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	2,406,007
3,505,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[4]	11/01/2045	3,611,587
5,000,000	L.I., NY Power Authority	6.000		05/01/2033	5,887,050
4,850,000	L.I., NY Power Authority, Series A	5.750		04/01/2039	5,544,617
5,000,000	L.I., NY Power Authority, Series A	6.250		04/01/2033	5,894,800
3,300,000	L.I., NY Power Authority, Series B	5.000		09/01/2029	3,716,262
415,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000		06/01/2040	427,367
1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000		12/01/2032	1,589,272

22 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$230,000	Monroe County, NY IDA (Summit at Brighton)	5.375%		07/01/2032	$166,865
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	320,916
500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2029	558,400
350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2028	392,945
150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2038	166,264
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500		10/01/2041	587,498
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250		10/01/2031	81,224
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000		10/01/2026	163,405
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625		06/01/2026	168,577
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2034	279,607
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2044	301,903
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500		06/01/2034	203,146
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2029	110,954
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750		08/15/2035	5,375,191
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.500		08/15/2040	11,670,200
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	1,232,803
1,000,000	Monroe, NY Newpower Corp	5.625		01/01/2026	1,002,930
4,000,000	Monroe, NY Newpower Corp.	5.500		01/01/2034	4,009,200
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	500,415
240,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	242,839
1,625,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,640,762
120,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	121,420
180,000	Nassau County, NY IDA (Amsterdam at Harborside)[5]	6.500		01/01/2027	131,400
4,330,000	Nassau County, NY IDA (Amsterdam at Harborside)[5]	6.700		01/01/2043	3,160,900
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	185,392
2,385,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,393,968
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	70,582
350,000	Nassau County, NY IDA, Series A-B	6.000		06/01/2021	353,272
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	2,150,000
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[3]	06/01/2046	3,125,736
26,655,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	20,046,159

23 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763%[3]		06/01/2060	$308,400
36,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	30,717,693
450,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	450,783
705,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2034	707,855
400,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2040	401,620
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	71,009
100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	106,518
150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	159,273
1,935,000	NY Counties Tobacco Trust I	6.500		06/01/2035	1,934,748
22,635,000	NY Counties Tobacco Trust II (TASC)	5.625		06/01/2035	22,632,963
110,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	108,364
5,120,000	NY Counties Tobacco Trust III	6.000		06/01/2043	5,119,488
850,000	NY Counties Tobacco Trust IV	5.000		06/01/2038	686,528
5,905,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2042	4,456,563
3,500,000	NY Counties Tobacco Trust IV (TASC)	6.250		06/01/2041	3,063,900
11,240,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2045	8,422,357
84,200,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	1,012,926
302,700,000	NY Counties Tobacco Trust V	7.850	[3]	06/01/2060	1,253,178
5,000,000	NY Liberty Devel. Corp. (Bank of America Tower)	5.125		01/15/2044	5,509,650
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[6]	5.625		01/15/2046	22,576,400
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower)	5.625		01/15/2046	5,542,506
1,200,000	NY MTA, Series A	5.250		11/15/2038	1,355,172
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,447,920
6,150,000	NY MTA, Series D	5.000		11/15/2030	7,023,730
5,000,000	NY MTA, Series D	5.000		11/15/2031	5,635,350
1,000,000	NY MTA, Series D	5.000		11/15/2034	1,102,580
350,000	NY MTA, Series D	5.000		11/15/2032	396,756
2,450,000	NY MTA, Series D-1	5.000		11/01/2028	2,832,763
3,000,000	NY MTA, Series E	5.000		11/15/2029	3,447,180
400,000	NY MTA, Series H	5.000		11/15/2033	451,904
1,500,000	NY Seneca Nation Indians Capital Improvements	5.250		12/01/2016	1,585,875
300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	345,906
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	464,332
835,000	NY TSASC, Inc. (TFABs)	4.750		06/01/2022	829,547
51,000,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	41,454,840
5,500,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2026	5,391,100
20,000,000	NY Utility Debt Securitization Authority[6]	5.000		12/15/2041	22,928,000
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250	[4]	11/01/2042	5,027,450
1,400,000	NYC GO	5.000		08/01/2031	1,604,554
1,000,000	NYC GO	5.000		08/01/2030	1,150,880
6,200,000	NYC GO	5.000		08/01/2032	6,999,986
20,000,000	NYC GO6	5.625		11/15/2031	23,268,167
5,000,000	NYC GO	5.000		08/01/2030	5,794,100
750,000	NYC GO	5.000		03/01/2033	852,187

24 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$45,000	NYC GO	6.000%	05/15/2022	$45,215
15,000,000	NYC GO6	5.375	04/01/2036	17,290,350
700,000	NYC GO	5.000	08/01/2035	785,645
865,000	NYC GO	5.000	10/01/2032	985,624
11,000,000	NYC GO6	5.125	03/01/2026	12,681,900
20,000	NYC GO	5.500	11/15/2037	20,084
410,000	NYC HDC (Multifamily Hsg.)	5.550	11/01/2039	439,229
450,000	NYC HDC (Multifamily Hsg.)	5.500	11/01/2034	482,783
1,590,000	NYC HDC (Multifamily Hsg.)	5.700	11/01/2046	1,707,994
5,000	NYC HDC (Multifamily Hsg.), Series E	6.250	05/01/2036	5,009
5,000,000	NYC Health & Hospital Corp. (Health System)	5.000	02/15/2030	5,533,400
50,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500	07/01/2021	49,587
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	990,634
445,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	406,530
360,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	328,878
1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,016,427
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,336
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	158,693
725,000	NYC IDA (Family Support Systems)[1]	7.500	11/01/2034	289,862
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,626,284
235,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	237,698
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	424,847
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,036,483
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	213,394
2,300,000	NYC IDA (Montefiore Medical Center Corp.)	5.125	11/01/2035	2,304,186
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	6,050,803
1,375,000	NYC IDA (Polytechnic University)	5.250	11/01/2027	1,534,500
1,500,000	NYC IDA (Polytechnic University)	5.250	11/01/2037	1,665,555
2,070,000	NYC IDA (PSCH)	6.375	07/01/2033	2,070,497
750,000	NYC IDA (Reece School)	7.500	12/01/2037	790,433
15,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	15,012
756,500	NYC IDA (Studio School)[1]	7.000	11/01/2038	600,714
5,125,000	NYC IDA (The Child School)	7.550	06/01/2033	5,155,135
3,500,000	NYC IDA (Unicef)	5.300	11/01/2038	3,510,955
4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	5,139,810
5,500,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	5,502,640
5,600,000	NYC IDA (Vocational Instruction)[1]	7.750	02/01/2033	3,350,872
2,525,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	3,083,227
1,200,000	NYC IDA (Yankee Stadium)	1.804	03/01/2022	1,120,488
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,707,533
20,000,000	NYC Municipal Water Finance Authority[6]	5.000	06/15/2037	20,604,781
5,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2043	5,911,950
40,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2040	46,291,161
5,500,000	NYC Transitional Finance Authority	5.000	02/01/2035	6,219,345
20,000,000	NYC Transitional Finance Authority[6]	5.000	01/15/2034	22,090,800
5,500,000	NYC Transitional Finance Authority (Building Aid)	5.250	07/15/2037	6,282,265

25 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000,000	NYC Transitional Finance Authority (Building Aid)	5.000%	07/15/2032	$5,721,750
300,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	344,568
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000	08/01/2033	1,141,270
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	76,698
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	166,122
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	165,315
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	76,451
180,000	NYS DA (Carmel Richmond Nursing Home)	5.000	07/01/2018	180,418
125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	136,829
300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	316,698
1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,319,575
50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	54,046
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2027	7,497,654
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2028	4,396,014
100,000	NYS DA (Fordham University)	5.000	07/01/2030	114,207
750,000	NYS DA (Highland Hospital of Rochester)	5.000	07/01/2026	840,045
750,000	NYS DA (Highland Hospital of Rochester)	5.200	07/01/2032	814,733
490,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2021	517,651
830,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	862,835
760,000	NYS DA (Interagency Council)	7.000	07/01/2035	953,982
250,000	NYS DA (Iona College)	5.000	07/01/2032	268,318
3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,585,792
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)	5.500	05/01/2037	2,218,560
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	376,892
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	150,002
1,360,000	NYS DA (New York Methodist Hospital)	5.250	07/01/2024	1,362,910
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,097,060
1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,693,350
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)	5.000	11/01/2026	324,402
20,000,000	NYS DA (Personal Income Tax)[6]	5.000	03/15/2037	21,748,400
1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,987,294
3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,532,579
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	341,792
300,000	NYS DA (Rochester Institute of Technology)	5.000	07/01/2040	338,982
360,000	NYS DA (School District Bond Financing Program), Series C	7.375	10/01/2033	437,954
250,000	NYS DA (School District Bond Financing Program), Series C	7.250	10/01/2028	304,365
200,000	NYS DA (School District Bond Financing Program), Series C	7.500	04/01/2039	244,270
1,955,000	NYS DA (St. John’s University)	5.000	07/01/2030	2,198,398
50,000	NYS DA (St. John’s University)	5.000	07/01/2028	56,703
200,000	NYS DA (St. John’s University)	5.000	07/01/2027	228,520
500,000	NYS DA (St. Joseph’s College)	5.250	07/01/2035	531,145
19,100,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	20,643,662

26 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$20,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.750%		03/15/2036	$23,396,764
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2035	11,542,700
1,000,000	NYS DA (State University Educational Facilities)	5.000		05/15/2030	1,153,420
560,000	NYS DA (The Bronx-Lebanon Hospital Center)	6.250		02/15/2035	642,118
1,000,000	NYS DA (The New School)	5.000		07/01/2031	1,103,060
2,040,000	NYS DA (Yeshiva University)	5.125		07/01/2029	2,040,082
1,760,000	NYS DA (Yeshiva University)	5.000		11/01/2031	1,775,576
5,435,000	NYS DA (Yeshiva University)	5.000		09/01/2038	5,397,281
20,000	NYS HFA (Affordable Hsg.)	5.450		11/01/2040	21,113
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000		11/15/2031	2,222,960
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	5,759,950
7,914,000	NYS Liberty Devel. Corp. Floaters	0.330	[4]	10/01/2035	7,914,000
10,175,000	NYS Thruway Authority	5.000		01/01/2037	11,299,439
1,350,000	NYS Thruway Authority	5.000		01/01/2032	1,515,861
2,330,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2037	2,533,689
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500		12/01/2022	55,265
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)	5.000		12/01/2036	2,502,203
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.200		07/01/2029	1,733,783
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375		07/01/2040	1,940,012
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)	5.250		12/01/2041	581,331
5,000,000	Port Authority NY/NJ, 166th Series	5.250		07/15/2036	5,706,600
2,705,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.625		06/01/2035	2,687,769
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.750		06/01/2043	1,999,820
415,000	Rensselaer County, NY Water Service Sewer Authority	5.350		09/01/2047	432,326
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,896,147
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,215,156
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.601	[3]	08/15/2060	206,000
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	3,966,270
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	1,228,010
2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625		08/15/2035	2,714,756
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.750		08/15/2043	3,147,102
230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)	5.125		12/01/2027	241,744
1,000,000	Schenectady, NY Metroplex Devel. Authority	5.500		08/01/2033	1,148,780
2,755,000	Seneca County, NY IDA (New York Chiropractic College)	5.000		10/01/2027	2,875,008
45,000	Sodus Village, NY GO	5.000		05/15/2037	47,051
45,000	Sodus Village, NY GO	5.000		05/15/2033	47,097

27 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$45,000	Sodus Village, NY GO	5.000%		05/15/2032	$47,120
45,000	Sodus Village, NY GO	5.000		05/15/2036	47,016
45,000	Sodus Village, NY GO	5.000		05/15/2035	47,051
45,000	Sodus Village, NY GO	5.000		05/15/2034	47,109
240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	263,422
100,000	St. Lawrence County, NY IDA (Clarkson University)	6.000		09/01/2034	117,287
225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	252,684
230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	256,889
815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2032	907,177
2,050,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)	5.000		07/01/2028	2,246,308
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)	6.000		12/01/2040	1,101,430
615,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	643,659
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	95,860
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500		11/01/2037	393,530
125,000	Suffolk County, NY IDA (Dowling College)	6.700		12/01/2020	123,385
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	7,498,650
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	633,535
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200		02/01/2035	427,119
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000		11/01/2035	4,936,129
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250		01/01/2020	185,770
150,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250		07/01/2022	146,813
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250		06/01/2037	744,660
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2032	809,610
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625		06/01/2044	5,990,654
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	451,868
7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	6,886,401
1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,250,640
150,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	151,011
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	2,895,871
10,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.125		09/01/2040	10,870,100
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000		09/01/2030	6,696,336
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000		09/15/2042	883,510
40,000	Voorheesville, NY GO	5.000		02/15/2029	41,946
40,000	Voorheesville, NY GO	5.000		02/15/2028	42,001
55,000	Voorheesville, NY GO	5.000		02/15/2035	57,341

28 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$45,000	Voorheesville, NY GO	5.000%		02/15/2030	$47,126
40,000	Voorheesville, NY GO	5.000		02/15/2027	42,027
35,000	Voorheesville, NY GO	5.000		02/15/2024	36,943
30,000	Voorheesville, NY GO	5.000		02/15/2023	31,763
35,000	Voorheesville, NY GO	5.000		02/15/2026	36,821
35,000	Voorheesville, NY GO	5.000		02/15/2025	36,870
50,000	Voorheesville, NY GO	5.000		02/15/2033	52,175
50,000	Voorheesville, NY GO	5.000		02/15/2032	52,198
60,000	Voorheesville, NY GO	5.000		02/15/2037	62,554
60,000	Voorheesville, NY GO	5.000		02/15/2036	62,512
45,000	Voorheesville, NY GO	5.000		02/15/2031	47,010
55,000	Voorheesville, NY GO	5.000		02/15/2034	57,405
7,410,000	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2030	8,102,020
3,000,000	Westchester County, NY Healthcare Corp., Series B	6.125		11/01/2037	3,414,120
90,000	Westchester County, NY Healthcare Corp., Series C-2	6.125		11/01/2037	102,424
3,315,758	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	3,630,490
3,320,742	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	3,635,947
3,320,742	Westchester County, NY IDA (EBC White Plains)	8.000	[4]	11/01/2043	3,635,947
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	2,560,569
2,530,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	2,606,937
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[4]	11/01/2045	2,560,569
210,000	Westchester County, NY IDA (Guiding Eyes for the Blind)	5.375		08/01/2024	214,568
515,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	531,089
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2045	8,557,117
300,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2026	292,245
755,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000		02/01/2041	780,859
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2041	4,411,720
950,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2029	1,060,324
200,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150		03/01/2015	200,120
					995,259,437
U.S. Possessions—21.6%
1,200,000	Guam Government Business Privilege	5.000		01/01/2031	1,286,928
2,525,000	Guam Government Waterworks Authority & Wastewater System	5.875		07/01/2035	2,633,221
260,000	Guam Power Authority, Series A	5.000		10/01/2024	307,086
470,000	Guam Power Authority, Series A	5.000		10/01/2030	537,694
210,000	Guam Power Authority, Series A	5.000		10/01/2023	247,739

29 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,695,000	Northern Mariana Islands Commonwealth, Series A2	5.000%		10/01/2022	$1,632,234
460,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	462,387
1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,067,310
21,210,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	17,059,839
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	4,688,711
945,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	706,813
565,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	417,789
19,500,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	18,103,020
8,555,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,083,277
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.593	[3]	05/15/2050	461,853
10,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	10,034
21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161	[3]	05/15/2055	513,047
8,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	5,940,880
2,500,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	1,871,700
1,500,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	1,123,845
4,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,967,320
485,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	430,030
6,000,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	4,423,680
1,225,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	901,551
4,595,000	Puerto Rico Commonwealth GO	5.250		07/01/2031	3,393,959
1,980,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	1,469,734
31,225,000	Puerto Rico Commonwealth GO	5.500		07/01/2032	23,219,847
3,120,000	Puerto Rico Commonwealth GO	5.125		07/01/2028	2,309,892
75,000	Puerto Rico Commonwealth GO	5.000		07/01/2024	61,459
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	1,651,240
8,425,000	Puerto Rico Electric Power Authority, Series A10	5.000		07/01/2029	5,017,593
2,000,000	Puerto Rico Electric Power Authority, Series A10	5.000		07/01/2042	1,190,600
5,735,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2025	3,416,970
3,410,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2027	2,031,166
3,445,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2022	2,057,457
5,450,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2024	3,252,233
5,000,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2030	2,977,250
2,155,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2031	1,283,087
5,670,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2028	3,376,712
1,945,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250		07/01/2029	1,158,209
1,000,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2027	840,090
3,750,000	Puerto Rico Electric Power Authority, Series TT10	5.000		07/01/2026	2,234,100
3,100,000	Puerto Rico Electric Power Authority, Series TT10	5.000		07/01/2025	1,847,352
2,535,000	Puerto Rico Electric Power Authority, Series WW10	5.500		07/01/2038	1,508,756
1,685,000	Puerto Rico Electric Power Authority, Series WW10	5.000		07/01/2028	1,003,603
1,825,000	Puerto Rico Electric Power Authority, Series XX10	5.250		07/01/2027	1,087,061
355,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	188,892
2,150,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	1,497,668
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	696,680
5,000	Puerto Rico Highway & Transportation Authority, Series A	5.000		07/01/2038	2,659
7,405,000	Puerto Rico Highway & Transportation Authority, Series K	5.000		07/01/2030	3,939,386

30 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$225,000	Puerto Rico Highway & Transportation Authority, Series N	5.250%		07/01/2039	$152,273
4,000,000	Puerto Rico Infrastructure	5.000		07/01/2041	2,386,600
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	5,118,900
725,000	Puerto Rico Infrastructure	5.500		07/01/2024	519,767
4,600,000	Puerto Rico Infrastructure	7.460	[3]	07/01/2030	1,157,452
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,501,325
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	156,311
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	177,574
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	110,152
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	882,497
855,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	635,693
100,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	93,548
4,305,000	Puerto Rico ITEMECF (Polytechnic University)	5.000		08/01/2022	3,812,594
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	117,327
1,000,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	836,430
3,150,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	2,584,102
4,200,000	Puerto Rico Public Buildings Authority	5.000		07/01/2032	3,037,818
810,000	Puerto Rico Public Buildings Authority	5.250		07/01/2029	595,982
4,795,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	3,520,825
235,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	177,639
1,400,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	1,094,604
3,500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	2,787,225
4,055,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	2,071,862
38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.538	[3]	08/01/2036	6,049,644
410,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	293,720
14,995,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.250		08/01/2057	11,804,204
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	4,210,950
91,665,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[3]	08/01/2054	7,281,868
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[3]	08/01/2044	3,729,000
27,615,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[3]	08/01/2043	4,390,233
770,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[9]	08/01/2032	588,226
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2040	3,987,850
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	5.548	[3]	08/01/2038	3,675,582
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	11,058,710
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500		08/01/2035	6,404,989
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	2,219,010
1,000,000	University of Puerto Rico	5.000		06/01/2025	618,850
5,925,000	University of Puerto Rico, Series Q	5.000		06/01/2030	3,567,324

31 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,700,000	University of Puerto Rico, Series Q	5.000%	06/01/2036	$1,005,822

				253,006,125

Total Municipal Bonds and Notes (Cost $1,350,802,975)				1,248,265,562

Shares
Common Stocks—0.9%
3,100	CMS Liquidating Trust[7,8] (Cost $9,920,000)			10,391,200
Total Investments, at Value (Cost $1,360,722,975)—107.5%				1,258,656,762
Net Other Assets (Liabilities)—(7.5)				(87,429,116)

Net Assets—100.0%				$1,171,227,646

Footnotes to Statement of Investments

1. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Represents the current interest rate for a variable or increasing rate security.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

7. Non-income producing security.

8. Received as a result of a corporate action.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
FIT	Fashion Institute of Technology
GO	General Obligation
HAII	Homes Anew II, Inc.
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority

32 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Abbreviations (Continued)

NSUH	North Shore University Hospital
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
UVBH	United Veteran’s Beacon House
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value (cost $1,360,722,975)—see accompanying statement of investments	$1,258,656,762
Cash	6,134,527
Receivables and other assets:
Interest	17,627,952
Shares of beneficial interest sold	788,989
Investments sold on a when-issued or delayed delivery basis	180,000
Other	813,969

Total assets	1,284,202,199
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	108,000,000
Shares of beneficial interest redeemed	3,370,941
Dividends	1,091,477
Distribution and service plan fees	230,217
Trustees’ compensation	220,998
Shareholder communications	9,995
Other	50,925

Total liabilities	112,974,553
Net Assets	$1,171,227,646

Composition of Net Assets
Par value of shares of beneficial interest	$104,163
Additional paid-in capital	1,374,295,952
Accumulated net investment income	9,155,553
Accumulated net realized loss on investments	(110,261,809)
Net unrealized depreciation on investments	(102,066,213)

Net Assets	$1,171,227,646

34 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $995,042,131 and 88,502,720 shares of beneficial interest outstanding)	$11.24
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.80

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,060,118 and 271,985 shares of beneficial interest outstanding)	$11.25

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,104,715 and 10,944,088 shares of beneficial interest outstanding)	$11.25

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $50,020,682 and 4,444,506 shares of beneficial interest outstanding)	$11.25

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Investment Income
Interest	$78,821,371
Expenses
Management fees	5,456,399
Distribution and service plan fees:
Class A	2,406,758
Class B	37,320
Class C	1,227,145
Transfer and shareholder servicing agent fees:
Class A	748,271
Class B	4,079
Class C	100,882
Class Y	33,493
Shareholder communications:
Class A	40,246
Class B	810
Class C	8,690
Class Y	1,628
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,259,369
Borrowing fees	761,216
Trustees’ compensation	21,319
Custodian fees and expenses	15,395
Interest expense on borrowings	9,960
Other	142,201

Total expenses	12,275,181
Less waivers and reimbursements of expenses	(650)

Net expenses	12,274,531
Net Investment Income	66,546,840
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(913,008)
Net change in unrealized appreciation/depreciation	46,645,262
Net Increase in Net Assets Resulting from Operations	$112,279,094

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations
Net investment income	$66,546,840	$70,416,028
Net realized loss	(913,008)	(8,480,761)
Net change in unrealized appreciation/depreciation	46,645,262	(154,116,702)

Net increase (decrease) in net assets resulting from operations	112,279,094	(92,181,435)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(58,076,639)	(63,265,583)
Class B	(186,755)	(331,732)
Class C	(6,197,551)	(6,948,803)
Class Y	(2,517,310)	(2,714,873)

	(66,978,255)	(73,260,991)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(60,085,753)	(7,853,032)
Class B	(1,805,857)	(4,401,556)
Class C	(7,371,821)	(10,982,729)
Class Y	(1,248,250)	15,356,634

	(70,511,681)	(7,880,683)
Net Assets
Total decrease	(25,210,842)	(173,323,109)
Beginning of period	1,196,438,488	1,369,761,597

End of period (including accumulated net investment income of $9,155,553 and $9,170,598, respectively)	$1,171,227,646	$1,196,438,488

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CASHFLOWS For the Year Ended September 30, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$112,279,094
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(126,618,529)
Proceeds from disposition of investment securities	279,553,676
Short-term investment securities, net	661,107
Premium amortization	2,949,466
Discount accretion	(8,869,115)
Net realized loss on investments	913,008
Net change in unrealized appreciation/depreciation on investments	(46,645,262)
Change in assets:
Increase in other assets	(421,372)
Decrease in interest receivable	2,318,320
Decrease in receivable for securities sold	1,998,889
Change in liabilities:
Decrease in other liabilities	(209,158)
Decrease in payable for securities purchased	(3,910,000)

Net cash provided by operating activities	214,000,124

Cash Flows from Financing Activities
Proceeds from borrowings	128,400,000
Payments on borrowings	(152,400,000)
Payments on short-term floating rate notes issued	(53,480,000)
Proceeds from shares sold	199,111,790
Payments on shares redeemed	(318,317,879)
Cash distributions paid	(11,196,499)

Net cash used in financing activities	(207,882,588)
Net increase in cash	6,117,536
Cash, beginning balance	16,991

Cash, ending balance	$6,134,527

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $55,903,227.

Cash paid for interest on borrowings—$15,341.

Cash paid for interest on short-term floating rate notes issued—$1,259,369.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$10.80	$12.22	$11.33	$11.97	$11.73
Income (loss) from investment operations:
Net investment income[2]	0.63	0.62	0.66	0.69	0.69
Net realized and unrealized gain (loss)	0.45	(1.39)	0.91	(0.61)	0.19

Total from investment operations	1.08	(0.77)	1.57	0.08	0.88
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.64)	(0.65)	(0.68)	(0.72)	(0.64)
Net asset value, end of period	$11.24	$10.80	$12.22	$11.33	$11.97

Total Return, at Net Asset Value[3]	10.28%	(6.68)%	14.20%	1.12%	7.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$995,042	$1,016,554	$1,166,115	$998,502	$1,150,410
Average net assets (in thousands)	$997,908	$1,174,169	$1,072,671	$984,892	$1,121,641
Ratios to average net assets:[4]
Net investment income	5.78%	5.19%	5.56%	6.31%	5.97%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.80%	0.75%	0.75%	0.77%	0.75%
Interest and fees from borrowings	0.07%	0.08%	0.09%	0.10%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.11%	0.14%	0.16%	0.08%

Total expenses	0.98%	0.94%	0.98%	1.03%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.94%	0.97%	1.03%	0.97%
Portfolio turnover rate	10%	15%	14%	21%	16%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$10.81	$12.23	$11.33	$11.98	$11.73
Income (loss) from investment operations:
Net investment income[2]	0.55	0.51	0.56	0.59	0.59
Net realized and unrealized gain (loss)	0.44	(1.40)	0.92	(0.62)	0.21

Total from investment operations	0.99	(0.89)	1.48	(0.03)	0.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.53)	(0.58)	(0.62)	(0.55)
Net asset value, end of period	$11.25	$10.81	$12.23	$11.33	$11.98

Total Return, at Net Asset Value[3]	9.41%	(7.54)%	13.34%	0.13%	7.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,060	$4,738	$9,804	$12,712	$17,430
Average net assets (in thousands)	$3,730	$7,451	$11,225	$13,766	$17,741
Ratios to average net assets:[4]
Net investment income	5.01%	4.22%	4.76%	5.41%	5.12%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.66%	1.61%	1.66%	1.60%
Interest and fees from borrowings	0.07%	0.08%	0.09%	0.10%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.11%	0.14%	0.16%	0.08%

Total expenses	1.79%	1.85%	1.84%	1.92%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.85%	1.83%	1.92%	1.82%
Portfolio turnover rate	10%	15%	14%	21%	16%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class C	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$10.81	$12.23	$11.33	$11.98	$11.73
Income (loss) from investment operations:
Net investment income[2]	0.55	0.53	0.57	0.60	0.60
Net realized and unrealized gain (loss)	0.44	(1.40)	0.92	(0.61)	0.20

Total from investment operations	0.99	(0.87)	1.49	(0.01)	0.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.55)	(0.59)	(0.64)	(0.55)
Net asset value, end of period	$11.25	$10.81	$12.23	$11.33	$11.98

Total Return, at Net Asset Value[3]	9.43%	(7.41)%	13.42%	0.24%	7.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,105	$125,711	$154,674	$126,880	$157,256
Average net assets (in thousands)	$122,766	$151,268	$139,433	$130,387	$150,880
Ratios to average net assets:[4]
Net investment income	5.01%	4.39%	4.78%	5.53%	5.19%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.54%	1.53%	1.55%	1.52%
Interest and fees from borrowings	0.07%	0.08%	0.09%	0.10%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.11%	0.14%	0.16%	0.08%

Total expenses	1.75%	1.73%	1.76%	1.81%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.73%	1.75%	1.81%	1.74%
Portfolio turnover rate	10%	15%	14%	21%	16%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Period Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$10.81	$12.23	$11.34	$10.46
Income (loss) from investment operations:
Net investment income[3]	0.65	0.65	0.67	0.47
Net realized and unrealized gain (loss)	0.45	(1.40)	0.92	0.91

Total from investment operations	1.10	(0.75)	1.59	1.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.66)	(0.67)	(0.70)	(0.50)
Net asset value, end of period	$11.25	$10.81	$12.23	$11.34

Total Return, at Net Asset Value[4]	10.54%	(6.45)%	14.43%	13.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,021	$49,435	$39,169	$5,986
Average net assets (in thousands)	$41,597	$48,673	$22,893	$4,972
Ratios to average net assets:[5]
Net investment income	5.98%	5.39%	5.69%	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.11%	0.11%	0.14%	0.16%

Total expenses	0.74%	0.70%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.70%	0.75%	0.80%
Portfolio turnover rate	10%	15%	14%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust

43 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

44 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

45 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $60,090,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2014, municipal bond holdings with a value of $198,389,765 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $108,000,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	10.786%	1/15/46	$12,576,400
10,000,000	NY Utility Debt Securitization Authority ROLs[3]	9.569	12/15/41	12,928,000
6,670,000	NYC GO DRIVERS	15.593	11/15/31	9,938,166
3,750,000	NYC GO LIFERS	21.249	4/1/36	6,040,350
2,750,000	NYC GO ROLs[3]	18.795	3/1/26	4,431,900
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	22.088	6/15/37	4,764,781
10,000,000	NYC Transitional Finance Authority ROLs[3]	9.569	1/15/34	12,090,800
10,000,000	NYS DA (Personal Income Tax) DRIVERS	9.383	3/15/37	11,748,400
6,670,000	NYS DA (State Personal Income Tax Authority)	15.972	3/15/36	10,066,764
8,995,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	7.217	8/1/57	5,804,204

				$90,389,765

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

46 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $108,000,000 or 8.41% of its total assets as of September 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$180,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

47      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$7,164,696
Market Value	$4,242,700
Market value as % of Net Assets	0.36%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 30, 2014, securities with an aggregate market value of $33,442,149 representing 2.86% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$11,459,434	$—	$108,729,387	$103,598,641

48 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

1. As of September 30, 2014, the Fund had $108,729,387 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$6,626,486
2017	26,431,288
2018	43,255,092
No expiration	32,416,521

Total	$108,729,387

2. During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$416,370	$416,370

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013
Distributions paid from:
Exempt-interest dividends	$66,334,807	$72,668,616
Ordinary income	643,448	592,375

Total	$66,978,255	$73,260,991

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

49 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,255,100,821[1]

Gross unrealized appreciation	$53,738,084
Gross unrealized depreciation	(157,336,725)

Net unrealized depreciation	$(103,598,641)

1. The Federal tax cost of securities does not include cost of $107,154,582, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

50 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

51 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

52 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$991,907,313	$3,352,124	$995,259,437
U.S. Possessions	—	253,006,125	—	253,006,125
Common Stock	—	—	10,391,200	10,391,200

Total Assets	$—	$1,244,913,438	$13,743,324	$1,258,656,762

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

53 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$ (3,079,328)	$ 3,079,328

Total Assets	$ (3,079,328)	$ 3,079,328

*Transferred	from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2013	Change in unrealized appreciation	Transfers into Level 3	Value as of September 30, 2014
Assets Table
Investments, at Value:
Common Stocks	$9,920,000	$471,200	$—	$10,391,200
Municipal Bonds and Notes	14,970	257,826	3,079,328	3,352,124

Total Assets	$9,934,970	$729,026	$3,079,328	$13,743,324

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2014:

Change in unrealized appreciation
Assets Table
Investments, at Value:
Common Stocks	$471,200
Municipal Bonds and Notes	257,826

Total Assets	$729,026

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of September 30, 2014:

	Value as of September 30, 2014	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Common Stock	$10,391,200	Pricing vendor	N/A	N/A	N/A	(a)
Municipal Bonds	3,352,124	Pricing vendor	N/A	N/A	N/A	(a)

Total	$13,743,324

54 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	12,693,928	$137,280,819	17,119,148	$205,773,543
Dividends and/or distributions reinvested	4,544,486	49,622,140	4,477,273	53,242,609
Redeemed	(22,831,504)	(246,988,712)	(22,888,459)	(266,869,184)

Net decrease	(5,593,090)	$(60,085,753)	(1,292,038)	$(7,853,032)

Class B
Sold	8,748	$95,164	6,139	$73,400
Dividends and/or distributions reinvested	13,845	150,982	23,293	279,978
Redeemed	(188,880)	(2,052,003)	(392,682)	(4,754,934)

Net decrease	(166,287)	$(1,805,857)	(363,250)	$(4,401,556)

Class C
Sold	2,408,044	$25,985,210	2,609,024	$31,553,229
Dividends and/or distributions reinvested	440,464	4,812,471	444,861	5,297,185
Redeemed	(3,535,411)	(38,169,502)	(4,068,014)	(47,833,143)

Net decrease	(686,903)	$(7,371,821)	(1,014,129)	$(10,982,729)

Class Y
Sold	2,802,396	$30,555,990	5,208,174	$61,685,190
Dividends and/or distributions reinvested	120,232	1,317,634	127,115	1,524,892
Redeemed	(3,049,979)	(33,121,874)	(3,964,904)	(47,853,448)

Net increase (decrease)	(127,351)	$(1,248,250)	1,370,385	$15,356,634

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$126,618,529	$279,553,676

55 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s management fee for the fiscal year ended September 30, 2014 was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

56 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$3,220
Payments Made to Retired Trustees	10,756
Accumulated Liability as of September 30, 2014	100,353

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

57 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2014	$78,192	$31,263	$8,210	$8,348

Waivers and Reimbursements of Expenses. The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on January 28, 2014.

During the year ended September 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$547
Class B	87
Class C	16

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to

58 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

6. Borrowings (Continued)

holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1468% as of September 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2014 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2014, the Fund had no borrowings outstanding.

Details of the borrowings for the year ended September 30, 2014 are as follows:

Average Daily Loan Balance	$6,106,414
Average Daily Interest Rate	0.158%
Fees Paid	$595,590
Interest Paid	$15,341

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively.

59 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Reverse Repurchase Agreements (Continued)

Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended September 30, 2014.

Details of reverse repurchase agreement transactions for the year ended September 30, 2014 are as follows:

Fees Paid	$205,529

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

60 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Pending Litigation (Continued)

On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

61 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free New York Municipal Fund, including the statement of investments, as of September 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free New York Municipal Fund as of September 30, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 26, 2014

62 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2014 are eligible for the corporate dividend-received deduction. 99.04% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

63 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

64 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Municipal New York Long category. The Board noted that the Fund’s three-year, five-year, and ten-year performance was better than its category median although its one-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail Municipal New York Long funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective October 1, 2014, the Fund will implement an additional breakpoint of 0.33% of assets in excess of $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

65 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

66 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO STATEMENTS OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Peter I. Wold, Trustee (since 2005) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963

Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971

Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972

Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976

Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976

Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977

Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958

CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

77 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

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78 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

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79 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0360.001.0914 November 24, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $43,700 in fiscal 2014 and $42,900 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,512,921 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014